Exhibit 10.144

THIRD AMENDMENT TO PURCHASE AND SALE CONTRACT

            This Third Amendment to Purchase and Sale Contract (this “Amendment”) is made as of September 26, 2008, between CONCAP RIVER’S EDGE ASSOCIATES, LTD. (“Seller”) and HAMILTON ZANZE & COMPANY(“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of August 18, 2008, with respect to the sale of certain property described therein (as amended, the “Agreement”); and

            WHEREAS, Seller and Purchaser desire to amend certain provisions of the Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Agreement, except as expressly otherwise defined herein.

2.      Feasibility Period.      The Feasibility Period, set forth in Section 3.1 of the Agreement, is hereby extended to September 29, 2008.

3.      Miscellaneous.           This Amendment (a)  supersedes all prior oral or written communications and agreement between or among the parties with respect to the subject matter hereof, and (b) may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Agreement are hereby ratified and confirmed and shall continue in full force and effect.

[Signature Page to Follow]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

                                                                        CONCAP RIVER'S EDGE ASSOCIATES, LTD.,
                                                                        a Texas limited partnership

                                                                        By:    CONCAP CCP/IV RIVER'S EDGE PROPERTIES,
                                                                                 INC., a Texas corporation,
                                                                                 its general partner

                                                                                 By:  /s/Brian J. Bornhorst
                                                                                 Name:  Brian J. Bornhorst
                                                                                 Title:  Vice President

Purchaser:

                                                                        HAMILTON ZANZE & COMPANY,

                                                                        a California corporation

                                                                        By:  /s/Kurt Houtkooper

                                                                        Name:  Kurt Houtkooper

Title:  CIO